                                                                    EXHIBIT 10.2



                    LLC MEMBERSHIP INTEREST PLEDGE AGREEMENT


     This LLC MEMBERSHIP INTEREST PLEDGE AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), dated as of July 2, 1998, is made by INTEREP NATIONAL RADIO SALES, INC. ("Interep") and MCGAVREN GUILD, INC. ("MG" and, together with Interep, the "Pledgors"), in favor of BANKBOSTON, N.A., as administrative agent (the "Secured Party") for the Lenders that may, from time to time, be parties to that certain Credit Agreement (as defined below).

     WHEREAS, the Pledgors, CLEAR CHANNEL RADIO, LLC and CABALLERO SPANISH MEDIA L.L.C (each, an "LLC" and collectively, the "LLCs"), among others, are the Borrowers pursuant to that certain Revolving Line of Credit Agreement, dated of even date herewith (the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the meanings given such term in the Credit Agreement) with the Agent, SUMMIT BANK, as documentation agent, and the Lenders.

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Pledgors shall pledge their membership interests in the LLCs to secure the payment and performance of all of the Secured Obligations (as hereinafter defined).

     WHEREAS, the Pledgors are the legal and beneficial owner of the membership interests of the LLCs (collectively, the "Pledged Interests"), which interests constitute the percentage of all of the membership interests of the LLCs identified in Schedule A.
              -------- -

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Pledge.  The Pledgors hereby pledge and grant to the Secured
                 ------
Party, for the ratable benefit of the Lenders, a continuing first priority security interest in all of the Pledgors' now existing or hereafter arising right, title and interest in and to the following property

(collectively, the "Pledged Collateral") to secure all of the Secured
Obligations:

           (i)   the Pledged Interests;

          (ii) all distributions, refunds or returns of capital, repayments of loans or advances, fees, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed or owing to the Pledgors in respect of, or in exchange for, any or all of the Pledged Interests (collectively, "Distributions"); and

         (iii) all Proceeds (as defined under the Uniform Commercial Code (the "UCC") as in effect in any relevant jurisdiction or under other relevant law) of any of the foregoing (i)-(ii), including, without limitation, obligations to pay amounts in respect of any Pledged Shares and any other amounts at any time paid or payable under or in connection with any of the Pledged Collateral.

     Section 2.  Secured Obligations.  This Agreement secures, and the Pledged
                 -------------------
Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code), of (i) all obligations of the Borrowers now or hereafter existing under or in respect of the Credit Documents (as defined in the Credit Agreement) and
(ii) all obligations of the Pledgors now or hereafter existing under or in respect of this Agreement (the obligations described in clauses (i) and (ii) are collectively referred to as the "Secured Obligations").

     Section 3.  No Release.  Nothing set forth in this Agreement shall (i)
                 ----------
relieve the Pledgors from the performance of any term, covenant, condition or agreement on the Pledgors' part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person or entity under or in respect of any of the Pledged Collateral, or (ii) impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Pledgor's part to be so performed or observed, or
(iii) impose any liability on the Secured Party for any act or omission on the part of the Pledgors relating thereto or for any breach of any representation or warranty on the part of the Pledgors contained in this Agreement or any other Credit Document. The obligations of the Pledgors contained in this Section 3 shall survive the termination of this Agreement and the discharge of the Pledgors' other obligations hereunder.

     Section 4.  Supplements; Further Assurances.  At any time and from time to
                 -------------------------------
time, at the expense of the Pledgors, the Pledgors shall promptly execute and deliver all further instruments and documents, including supplemental or additional UCC-1 financing statements, and take all further action that may be necessary or that the Secured Party may request, in order to perfect and protect any pledge or security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.


     Section 5.  Representations and Warranties.  The Pledgors represent and
                 ------------------------------
warrant as follows:

         (i) The Pledgors are, and at the time of any delivery of any Pledged Collateral to the Secured Party will be, the legal and beneficial owner of the Pledged Collateral. All Pledged Collateral is and will be owned by the Pledgors free and clear of any lien or other encumbrance except for the lien created by this Agreement.

         (ii) The Pledgors have full power, authority and legal right to pledge all the Pledged Collateral pursuant to this Agreement.

         (iii) No consent of any party, and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or other person or entity is required either (a) for the pledge by the Pledgors of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgors,
     (b) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement, or (c) for the exercise by the Secured Party of the remedies in respect of the Pledged Collateral pursuant to this Agreement.

         (iv) Each of the Pledgors' chief executive office and principal place of business is 100 Park Avenue, New York, New York.

         (v) As of the date hereof, (a) the Pledged Interests of the LLCs identified in Schedule A constitute the percentage of membership interests of the LLC s as identified in Schedule A, and (b) Schedule A constitutes a
                                   ----------          ----------
     true and complete description of the Pledged Interests.

         (vi) The membership interests in the LLCs are not evidenced by any written certificate. The Pledgors have caused to be filed with the Secretary of State of the State of New York, and with the county clerk of the county in which the chief executive office and principal place of business of each Pledgor, UCC-1 financing statements evidencing the lien and pledge created by this Agreement, have amended each LLC's operating agreement to allow for the pledge of the Pledged Interests and have caused each LLC to record the Secured Party's security interest on the books and records of such LLC and such actions create a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations.

         (vii) There are no other members to any LLC. The Pledgors have consented to the Secured Party, upon the occurrence of an Event of Default, exercising any rights of membership in each LLC and consented to Secured Party electing to become a successor member in each LLC. This Agreement constitutes the legal, valid and binding obligation of the Pledgors, enforceable against the Pledgors in accordance with its terms.

         (viii) All information set forth herein relating to the Pledged Collateral is accurate and complete in all respects.

         (ix) The Pledgors at all times will be the sole beneficial owner of the Pledged Collateral.

     Section 6.  Voting Rights: Distributions: Etc.
                 ---------------------------------

     (a) So long as no Event of Default shall have occurred and be continuing:

         (i) The Pledgors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Interests or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or any of the other Credit Documents; provided, however, that the
                                                     --------  -------
     Pledgors shall not in any event exercise such rights in any manner which may have an adverse effect on the value of the Pledged Collateral or the security intended to be provided by this Agreement.

         (ii) Except as otherwise provided in this Agreement, the Pledgors shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all Distributions.

     (b) Upon the occurrence and during the continuance of an Event of Default:

         (i) All rights of the Pledgors to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to
     Section 6(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to exercise such voting and other consensual rights.

         (ii) All rights of the Pledgors to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) hereof shall cease, and all such rights shall thereupon become vested in the Secured Party, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

     (c) The Pledgors shall, at the Pledgors' expense, from time to time, execute and deliver to the Secured Party appropriate instruments as the Secured Party may request in order to permit the Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) hereof and to receive all Distributions which it may be entitled to. receive under Section 6(b)(ii) hereof.

     (d) All Distributions which are received by the Pledgors contrary to the provisions of Section 6(b)(ii) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the

Pledgors and shall immediately be paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

     Section 7.  Additional Covenants of Pledgors.
                 --------------------------------

     (a) The Pledgors shall not (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral, (ii) create or a permit to exist any lien or other encumbrance upon or with respect to any Pledged Collateral other than the lien and security interest granted to the Secured Party under this Agreement, (iii) amend, modify or terminate the Operating Agreement of any LLC, or (iv) permit any LLC to merge, dissociate, liquidate, consolidate or change its legal form, except as expressly permitted by the Credit Agreement.

     (b) The Pledgors shall (i) cause the LLCs not to issue any membership interests in addition to or in substitution for the Pledged Interests, except to the Pledgors, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional membership interests which are required to be pledged hereunder.

     (c) The Pledgors shall deliver to the Secured Party, immediately upon receipt thereof, copies of all notices, certificates, documents, and instruments received with respect to the Pledged Collateral.

     (d) The Pledgors shall use any distributions from the LLCs for the purposes of payment of estimated or actual federal or state income taxes with respect to the Pledged Interests solely to pay such taxes and shall hold any such distributions not used for the payment of such taxes in trust for the Secured Party.

     (e) The Pledgors hereby waive any restriction on the transfer of the Pledgors' interests as members in each LLC.

     (f) Neither Pledgor will, without giving the Secured Party at least forty-five (45) days prior written notice, change its corporate name or the name under which it conducts its business, change the address of its chief executive office and principal place of business or change the location of its records and books of account.

     Section 8.  Remedies upon Default: Decisions Relating to Exercise
                 ------------------------------------------------------
of Remedies.
-----------

     (a) If any Event of Default shall have occurred and be continuing, the Secured Party shall have the right. in addition to other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, (i) to retain and apply the Distributions to the Secured Obligations, (ii) to exercise all the rights and remedies of a secured party on default under the UCC in effect in any applicable jurisdiction at that time, (iii) to exercise all, rights of the Pledgors as a member of any LLC and/or become a successor member to such LLC, and (iv) to exercise any other rights or remedies pursuant to the Credit Documents, and the Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof (including, without limitation, any partial interest in the Pledged Interests) in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. The Secured Party or any of its affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the Pledgors, and the Pledgors hereby waive (to the full extent permitted by law) all rights of redemption, stay and/or appraisal which they now have or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgors acknowledge and agree that, to the extent notice of sale shall be required by law, 5 days' notice to the Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgors hereby waive any claims against the Secured

Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

     (b) In addition to any of the other rights and remedies hereunder, the Secured Party shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.

     Section 9.  Application of Proceeds.  All Distributions held from time to
                 -----------------------
time by the Secured Party and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Secured Party of its remedies as a secured creditor as provided herein shall be applied from time to time by the Secured Party as follows:

     First, to the payment of all costs and expenses, fees, commissions and
     -----
taxes of such sale, collection or other realization, including, without limitation, reasonable compensation to the Secured Party's agents and counsel;

     Second, to the indefeasible payment in full in cash of the Secured
     ------
Obligations; and

     Third, to the Pledgors, or its successors or assigns or to whomsoever may
     -----
be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     Section 10.  Obligations Absolute.  All obligations of the Pledgors
                  --------------------
hereunder shall be absolute and unconditional irrespective of (i) any bankruptcy, reorganization or the like of any Borrower, (ii) any lack of validity or enforceability of the Credit Documents, (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of, or any consent to any departure from, the Credit Documents, (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations; or (v) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrowers. The Pledgors hereby waive any and all suretyship defenses.

     Section 11.  Expenses.  Upon demand, the Pledgors will pay to the Secured
                  --------
Party the amount of any and all reasonable out of pocket expenses, including the reasonable fees and expenses of its counsel and the reasonable fees and expenses of any experts and agents, which the Secured Party may incur in connection with
(i) the collection of the Secured Obligations, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by the Pledgors to perform or observe any of the provisions hereof. All amounts payable by the Pledgors under this Section shall be due upon demand and shall be part of the Secured Obligations. The Pledgors' obligations under this Section shall survive the termination of this Agreement and the discharge of the Pledgors' other obligations hereunder.

     Section 12.  No Waiver; Cumulative Remedies.
                  ------------------------------

     (a) No failure on the part of the Secured Party to exercise, no course of dealing with respect to, and no delay on the part of the Secured Party in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

     (b) In the event the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise. and such proceeding shall have been discontinued or abandoned for any reason, then and in every such case, the Pledgors and the Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

     Section 13.  The Secured Party May Perform: The Secured Party Appointed
                  ----------------------------------------------------------
Attorney-in-Fact.  If either Pledgor shall fail to do any act or
----------------
thing that it has covenanted to do hereunder or any warranty on the part of the Pledgors contained herein shall be breached, the Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by the Secured Party shall be paid by the Pledgor promptly upon demand therefor, with interest at the Post-Default Rate during the period from and including the date so expended to the date of repayment. Each Pledgor's obligations under this Section shall survive the termination of this Agreement and the discharge of the Secured Obligations. Upon the occurrence and continuation of an Event of Default, each Pledgor appoints the Secured Party its attorney-in-fact with an interest, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument consistent with the terms of this Agreement and the other Credit Documents which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

     Section 14.  Indemnity.
                  ---------

     (a) Indemnity.  The Pledgors agree to indemnify, reimburse and hold the
         ---------
Secured Party and its respective successors, assigns, employees, agents and servants (collectively, "Indemnitees") harmless from and against any and all liabilities, obligations, damages. injuries, penalties, claims, demands, actions, suits, judgments and any and all reasonable out of pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of whatsoever kind and nature imposed on, asserted against, or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or in any way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms hereof, or the preservation of any rights hereunder; provided that the Pledgors shall have no
                                      --------
obligation to an Indemnitee hereunder to the extent it is finally judicially determined that such indemnified liabilities arise solely from the gross negligence or willful misconduct of such Indemnitee. Upon written notice by any Indemnitee of the assertion of an indemnified claim hereunder, the Pledgors shall assume full responsibility for the defense thereof. If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnitee, the Pledgors shall, if requested by such Indemnitee, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to such Indemnitee. Each Indemnitee shall, unless any other Indemnitee has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or internal counsel) to investigate and control the defense of any matter covered by the indemnity set forth in this Section, and the fees and expenses of such counsel shall be paid by the Pledgors; provided
                                                                     --------
that, only to the extent no conflict exists between or among the Indemnitees, as reasonably determined by the Indernnitees, the Pledgors shall not be obligated to pay the fees and expenses of more than one counsel for all Indemnitees as a group with respect to any indemnified claim.

     (b) Contribution.  If and to the extent that the obligations of the
         ------------
Pledgors under this Section are unenforceable for any reason, the Pledgors hereby agree to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

     (c) Survival.  The obligations of the Pledgors contained in this Section
         --------
shall survive the termination of this Agreement and the discharge of the Secured Obligations.

     (d) Reimbursement.  Any amounts paid by any Indemnitee as to which such
         -------------
Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

     Section 15.  Modification in Writing.  No amendment, modification.
                  -----------------------
supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by the Pledgors therefrom, shall be effective unless the same shall be in writing and signed by the Secured Party. Any such amendment, modification, supplement, termination, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Pledgors in any case shall entitle the Pledgors to any other or further notice or demand in similar or other circumstances.

     Section 16.  Termination.  When all the Secured Obligations (other than
                  -----------
Secured Obligations in the nature of continuing indemnities and expense reimbursement obligations not yet due and payable) have been indefeasibly paid in full in cash and have been terminated, this Agreement shall terminate. Upon termination of this Agreement, the Secured Party shall, upon the written request and at the expense of the Pledgors, forthwith assign, transfer and deliver to the Pledgors, against receipt and without recourse to or warranty by the Secured Party, such of the Pledged Collateral as may be in the possession of the Secured Party and as shall not have been sold or otherwise applied pursuant to the terms hereof, and shall execute UCC termination statements on Form UCC-3. The Secured Party shall have no responsibility to undertake any other actions upon termination of this Agreement except as provided in this Section.

     Section 17.  Notices.  Except as otherwise provided herein, any notice or
                  -------
other communication required or permitted to be given under this Agreement shall be in writing and may be personally delivered, telecopied, or sent by overnight courier service or United States mail to the respective party, addressed to it at the address for notices specified in accordance with Section 11.02 of the Credit Agreement or to such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communications shall be deemed to have been given when delivered in person, or received by telecopy or overnight mail; or three Business Days after deposit in the United States mail; provided
                                                                      --------
that notices to the Secured Party shall not be effective until received by the Secured Party.

     Section 18.  Assignment.  This Agreement shall be binding upon the
                  ----------
Pledgors, their successors, and assigns, and shall inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and each of its successors, transferees and assigns. No other Persons (including, without limitation, any other creditor of the Pledgors) shall have any interest herein or any right or benefit with respect hereto. The Pledgors may not assign their rights or obligations under this Agreement to any other Person. The Secured Party may assign or otherwise transfer its rights under this Agreement or any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party, subject however, to the provisions of the Credit Documents.

     Section 19.  Governing Law.  This Agreement shall be governed by, and shall
                  -------------
be construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of laws.

     Section 20.  Consent to Jurisdiction.  All judicial proceedings brought
                  -----------------------
against the Pledgors with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts and, by execution and delivery of this Agreement, the Pledgors accept for themselves and in connection with their respective properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts.

     SECTION 21.  WAIVER OF TRIAL BY JURY.  THE PARTIES HERETO IRREVOCABLY WAIVE
                  -----------------------
TRIAL BY JURY IN CONNECTION WITH ANY MATTER ARISING OUT OF THIS AGREEMENT.

     Section 22.  Severabilitv of Provisions.  Any provision of this Agreement
                  --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 23. Execution in Counterparts.  This Agreement and any amendments,
                 -------------------------
waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

     Section 24.  Headings.  The Section headings used in this Agreement are for
                  --------
convenience of reference only and shall not affect the construction of this Agreement.

     IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.

                                    INTEREP NATIONAL RADIO
                                    SALES, INC.


                                    By:  /s/ Marc G. Guild
                                        -----------------------------------
                                    Name:  Mark G. Guild
                                    Title: President, Marketing Division


                                    MCGAVREN GUILD, INC.


                                    By:  /s/ William J. McEntee, Jr.
                                        -----------------------------------
                                    Name:  William J. McEntee, Jr.
                                    Title: Vice President and
                                           Chief Financial Officer

ACCEPTED:

BANKBOSTON, N.A., as Administrative Agent


By:  /s/ Jay Michael MacKeen
    ---------------------------
Name:  Jay Michael MacKeen
Title: Vice President

                                   SCHEDULE A
                                   ----------

Interep
-------

                     LLC                              Percentage of all such
                    ----                                Interests in LLC
                                                        ----------------
Caballero Spanish Media L.L.C.                  95%
Clear Channel Radio, LLC                        95%

MG
--

                     LLC
                     ---
Caballero Spanish Media L.L.C.                   5%
Clear Channel Radio, LLC                         5%